UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

NGM Biopharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38853	26-1679911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Oyster Point Boulevard South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

(650) 243-5555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	NGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2019 (the “Effective Date”), the Board of Directors (the “Board”) of NGM Biopharmaceuticals, Inc. (the “Company”) increased the authorized size of the Board from nine to ten members, creating a vacancy on the Board.

On the Effective Date, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Shelly Guyer to fill the vacant Board seat and to serve as a member of the Board with an initial term expiring at the Company’s 2020 annual meeting of stockholders. In addition, the Board appointed Ms. Guyer to the Audit Committee of the Board.

There are no arrangements or understandings between Ms. Guyer and any other persons pursuant to which she was selected as a director of the Company. The Board has determined that Ms. Guyer is independent under the Company’s Corporate Governance Guidelines, applicable U.S. Securities and Exchange Commission requirements and Nasdaq listing standards. There is no transaction involving Ms. Guyer that requires disclosure under Item 404(a) of Regulation S-K.

As of the Effective Date, Ms. Guyer will participate in the Company’s Non-Employee Director Compensation Policy (the “Policy”). Under the Policy, Ms. Guyer will receive an annual retainer of $40,000 for her service on the Board, plus an additional $10,000 annual retainer for her services as a member of the Audit Committee, in each case starting on the Effective Date, with payment pro-rated for any partial period of service. In addition, on the Effective Date, Ms. Guyer received an option to purchase 48,355 shares of the Company’s Common Stock, which will vest on an annual basis over three years, subject to Ms. Guyer’s continuous service as a member of the Board. The Company also entered into its standard form of indemnification agreement with Ms. Guyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGM Biopharmaceuticals, Inc.

Dated: December 5, 2019	By:	/s/ Valerie Pierce
Valerie Pierce
Senior Vice President and General Counsel